UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2016

Chiasma, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37500	76-0722250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wells Avenue, Suite 102 Newton, MA	02459
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 928-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 21, 2016, the Audit Committee of the Board of Directors of Chiasma, Inc. (the “Company”) appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The appointment of Deloitte & Touche LLP is subject to their normal client acceptance procedures.

During the Company’s fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent interim period preceding the engagement of Deloitte & Touche LLP, the Company did not consult Deloitte & Touche LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and Deloitte & Touche LLP did not provide any written report or oral advice to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement or a reportable event.

On March 21, 2016, Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, or Kost Forer Gabbay & Kasierer, the Company’s previous independent registered public accounting firm, was notified of its dismissal. The decision to dismiss Kost Forer Gabbay & Kasierer was approved by the Company’s Audit Committee. Kost Forer Gabbay & Kasierer served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2015 and December 31, 2014. The audit report of Kost Forer Gabbay & Kasierer on the consolidated financial statements of the Company for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2015 and December 31, 2014 and through the subsequent interim period preceding the date of Kost Forer Gabbay & Kasierer’s dismissal, there were: (1) no disagreements between the Company and Kost Forer Gabbay & Kasierer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kost Forer Gabbay & Kasierer would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Kost Forer Gabbay & Kasierer with a copy of the disclosures in this Form 8-K and has requested that Kost Forer Gabbay & Kasierer furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter dated March 25, 2016 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Number	Description

16.1	Letter from Kost Forer Gabbay & Kasierer to the Securities and Exchange Commission, dated March 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2016	Chiasma, Inc.

	By:	/s/ Mark J. Fitzpatrick
Mark J. Fitzpatrick
Chief Financial Officer and Treasurer